Exhibit 10.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-13144) pertaining to the Employee`s stock option plan of Compugen Ltd. of our report dated February 5, 2007, with respect to the consolidated financial statements of Compugen Ltd. included in this Annual Report (Form 20-F) for the year ended December 31, 2006.

April 16, 2007	KOST FORER GABBAY & KASIERER
Tel-Aviv, Israel	A Member of Ernst & Young Global

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